                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 6, 2000




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




            Delaware                       333-39643             52-1990183
            --------                       ---------             ----------
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)


          2708 Cranberry Square
        Morgantown, West Virginia                                  26508
        -------------------------                                  -----
(Address Of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K


                                TABLE OF CONTENTS


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................     1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS................................     1

SIGNATURE PAGE...........................................................      1

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  At the request of its Board of Directors, Anker Coal Group, Inc. (the "Company") solicited bids from several nationally recognized independent accounting firms, including PricewaterhouseCoopers LLP, the Company's current auditors, to serve as its auditors for the fiscal year ending December 31, 2000. On September 6, 2000, PricewaterhouseCoopers LLP advised the Company that it would not submit a bid to provide those services to the Company. Accordingly, effective September 7, 2000, the Audit Committee recommended and the Board of Directors of the Company approved the engagement of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2000 to replace the firm of PricewaterhouseCoopers LLP.

                  The report of PricewaterhouseCoopers LLP for the year ended December 31, 1998, was modified for an uncertainty related to the Company's ability to continue as a going concern. The report of PricewaterhouseCoopers LLP for the year ended December 31, 1999, included an emphasis paragraph regarding the Company's significant losses in 1999 and 1998 and significant future debt service payments beginning in 2001.

                  In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the subsequent interim period ending September 6, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report. The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 11, 2000, is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Letter from Registrant's Certifying Accountant


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      ANKER COAL GROUP, INC.



                                                          /s/ Bruce Sparks
                                                      --------------------------
                                                      Bruce Sparks
                                                      President


Date: September 12, 2000




                                       1